[PIONEER logo]



Pioneer Europe Fund


SEMIANNUAL REPORT 4/30/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                 1
Portfolio Summary                                                        2
Performance Update                                                       3
Portfolio Management Discussion                                          7
Schedule of Investments                                                 10
Financial Statements                                                    17
Notes to Financial Statements                                           25
Report of Independent Public Accountants                                31
Trustees, Officers and Service Providers                                32
Retirement Plans From Pioneer                                           33
Programs and Services for Pioneer Shareowners                           35
The Pioneer Family of Mutual Funds                                      37

Pioneer Europe Fund

LETTER FROM THE CHAIRMAN 4/30/99

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Europe Fund covering the six months ended April 30, 1999. Thank you for your investment with Pioneer and this opportunity to speak to you briefly about the overseas investment environment.

While the performance of European stocks in the last six months has been sluggish overall, there are positive signs on the horizon for Europe. Recent events involving mergers and acquisitions on the continent, as well as strong cost cutting measures by companies throughout the region, are proving to the world that European companies are getting serious about market competitiveness and shareholder value. Another positive sign is the resurgent Asian markets such as Singapore, Taiwan and South Korea. All three reported positive economic numbers for the first quarter of 1999. A recovery in Asia could mean greater demand for European goods and services. Investing in international markets - especially emerging markets - comes with special risks and volatility, but we believe, with the proper discipline, the international marketplace holds promise for investors in the coming years.

Of course extracting the potential reward from overseas investments, which can be inherently more risky, takes hard work. It requires time and experience. Nowhere are the fundamentals of long-term investing more important than overseas. At Pioneer, we invest from the ground up. It means talking face to face with management - wherever they live and work - to garner concrete facts, facts that tell us about a company's balance sheet, management's commitment to excellence and any competitive edge the company might have. These are the elements that define a successful company over time and, we believe, a successful investment as well.

I encourage you to read on and learn more about Pioneer Europe Fund. If you have any questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Europe Fund

PORTFOLIO SUMMARY 4/30/99

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]
International Common Stocks                                 96.0%
Depositary Receipts for International Stocks                 2.0%
International Preferred Stocks                               1.9%
Rights and Warrants                                          0.1%



Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[BAR CHART]
United Kingdom      26.8%
France              16.1%
Germany             13.8%
Switzerland         10.3%
Italy                8.5%
Netherlands          6.8%
Spain                6.3%
Finland              4.0%
Sweden               3.2%
Portugal             1.3%
Belgium              1.1%
Norway               0.6%
Austria              0.6%
Denmark              0.6%



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Sidel SA (Bearer Shares)    2.24%
 2. Nokia AB                    1.75
 3. Mannesmann AG               1.72
 4. British Telecom Plc         1.69
 5. Unilever Plc                1.68
 6. Julius Baer Holding AG      1.63%
 7. Glaxo Wellcome Plc          1.48
 8. Hoechst AG                  1.48
 9. Elf Aquitaine SA            1.47
10. Biora AB                    1.43

Fund holdings will vary for other periods.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/99                                       CLASS A SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                    4/30/99       10/31/98
                             $30.68        $29.87

Distributions per Share      Income         Short-Term       Long-Term
(10/31/98 - 4/30/99)         Dividends      Capital Gains    Capital Gains
                             $0.094                -         $0.731


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of April 30, 1999)

               Net Asset Public Offering
Period           Value       Price*
Life-of-Fund     14.29%      13.45%
 (4/2/91)
5 Years          17.35       15.97
1 Year           -8.47      -13.74

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[MOUNTAIN CHART]
Growth of $10,000+

          Pioneer Europe Fund*     MSCI Europe Index
4/30/91         9424                    10000
                9524                    10353
4/92           10320                    11139
                9194                    10159
4/93           10265                    11308
               11353                    12766
4/94           12423                    13775
               13159                    14201
4/95           13568                    15051
               15148                    16078
4/96           16448                    17450
               17845                    18885
4/97           19974                    21107
               22894                    23793
4/98           30209                    30709
               26215                    29280
4/99           27649                    32445

+ Index comparison begins April 30, 1991. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/99                                       CLASS B SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                    4/30/99       10/31/98
                             $29.52        $28.79

Distributions per Share      Income        Short-Term        Long-Term
(10/31/98 - 4/30/99)         Dividends     Capital Gains     Capital Gains
                                 -                 -         $0.731

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.



Average Annual Total Returns
(As of April 30, 1999)

                If        If
Period         Held    Redeemed*
Life-of-Fund   17.29%    17.19%
(4/4/94)
5 Years        16.43     16.32
1 Year         -9.22    -12.76


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[MOUNTAIN CHART]
Growth of $10,000+

          Pioneer Europe Fund*     MSCI Europe Index
4/30/94        10000                    10000
               10124                     9971
               10539                    10309
                9916                     9893
4/95           10838                    10926
               12268                    11841
               12060                    11672
               12348                    12206
4/96           13048                    12668
               13191                    12744
               14089                    13709
               15460                    14723
4/97           15707                    15323
               17583                    17563
               17943                    17272
               19221                    18935
4/98           23571                    22293
               24151                    23451
               20367                    21256
               22021                    23215
4/99           21298                    23554

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/99                                       CLASS C SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                    4/30/99       10/31/98
                             $29.39        $28.67

Distributions per Share      Income        Short-Term        Long-Term
(10/31/98 - 4/30/99)         Dividends     Capital Gains     Capital Gains
                                 -                 -         $0.731

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.



Average Annual Total Returns
(As of April 30, 1999)

                If        If
Period         Held    Redeemed*
Life-of-Fund   18.46%    18.46%
(1/31/96)
1 Year         -9.17     -9.17

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.


[MOUNTAIN CHART]
Growth of $10,000+

          Pioneer Europe Fund*     MSCI Europe Index
1/31/96        10000                    10000
4/30/96        10542                    10378
               10678                    10441
               11391                    11232
               12505                    12063
4/97           12705                    12553
               14226                    14389
               14520                    14151
               15559                    15513
4/98           19095                    18264
               19567                    19213
               16509                    17414
               17850                    19020
4/99           17343                    19297

+ The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/99                                       CLASS Y SHARES


Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                    4/30/99       10/31/98
                             $30.84        $29.90

Distributions per Share      Income        Short-Term        Long-Term
(10/31/98 - 4/30/99)         Dividends     Capital Gains     Capital Gains
                              $0.037             -           $0.731

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Cumulative Total Returns*
(As of April 30, 1999)

                If        If
Period         Held    Redeemed
Life-of-Fund   -8.73%    -8.73%
(7/2/98)


*Assumes reinvestment of distributions.


[MOUNTAIN CHART]
Growth of $10,000+

          Pioneer Europe Fund*     MSCI Europe Index
7/31/98        10000                    10000
8/98            8436                     8742
                7822                     8392
10/98           8458                     9064
                8778                     9546
12/98           9133                     9963
                9173                     9899
2/99            8733                     9648
                8744                     9753
4/99            8942                    10044

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/99

Surprising weakness among the economies of Continental Europe and stronger-than-expected growth in the United Kingdom contributed to mixed results for European stocks. The following discussion with your Fund's portfolio manager, Patrick M. Smith, explains the factors and events that influenced your Fund's performance during the six months ended April 30, 1999.

Q: European stock markets performed disparately this period. How did the Fund do overall?

A: In the aftermath of last fall's sharp market correction, European stock prices generally rose. Their recovery was not as dramatic as in other parts of the world, and fears of recession contributed to uneven gains on a country-by-country basis. In U.S. dollars, the top performing United Kingdom climbed 16.8%, while Germany only rose 4.2%. Overall, Europe advanced 10.81%, as measured by the Morgan Stanley Capital International (MSCI) Europe Index. The Fund generated modest gains, even though its small-company stocks underperformed bigger companies. Class A, B and C Shares rose 5.47%, 5.06% and 5.05%, respectively, at net asset value for the period. The 142 European funds tracked by Lipper Inc., on average, rose 8.95% at net asset value for the six months. (Lipper is an independent firm that measures the performance of mutual funds.)

Q: Are large-company stocks still leading the market?

A: Absolutely. Smaller companies continued to underperform their larger, blue-chip brethren. The Dow Jones Europe 50, which is comprised of Europe's 50 largest companies, outperformed the broader-based Dow Jones Europe Stock Index, which is comprised of 600 companies of all market capitalizations. To take advantage of this trend, we increased the Fund's average market capitalization. Even so, we remain interested in selected smaller companies. Deregulation is creating opportunities for smaller start-ups, which we think will be vital in the creation of new jobs and sustained economic growth.

Q: What accounts for the strong performance of U.K. stocks?

A: In the United Kingdom, stocks are benefiting from several positive factors, especially falling interest rates. The Bank of England cut short-term interest rates six times from September to April, lowering them from 7.5% to 5.25%. Given the surprising rebound in the British economy, there may not be any further cuts in interest rates despite the gap

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/99                              (continued)


   between Britain's rates and the European Central Bank's policy rate of 2.5%. The lower rates have already brought improvements in the housing, auto and service sectors. The Fund benefited - with more than 25% of the portfolio in U.K. stocks.

Q: How are the economies in the rest of Europe faring?

A: Expectations for continental Europe have been revised down, due to sluggish job growth and high unemployment. While the Pacific Rim is starting to recover, Asian demand for European goods remains weak - suppressing factory production and business confidence. The euro, which has weakened about 10% against the U.S. dollar since its launch on January 1, should provide European exporters with a competitive edge. The trend toward lower interest rates is positive, but more structural reforms are needed to ignite economic growth.

   Germany was the biggest disappointment for the period. Aside from general concerns about the strength of the economy, we sold a 3% weighting in MobilCom (Germany) when competitor Deutsche Telecom drastically lowered telephone rates by more than 70%. We questioned MobilCom's ability to maintain the level of growth it has enjoyed in recent years. We sold and secured attractive gains.

Q. Financial stocks are considered attractive in Europe right now. Why is that?

A: The creation of the euro has changed Europe's economic landscape, and nowhere is this more obvious than in the financial sector. Innovative banking products are being developed and offered to customers, and banks are consolidating or joining forces to create more globally competitive institutions. Lower interest rates are also boosting their stock prices. At 22% of equity assets, financial and insurance companies now comprise the biggest portion of the portfolio. Over the past six months, we added Lloyds TSB Group, Royal Bank of Scotland Group and insurer Prudential - all based in the United Kingdom.

Q: What other business sectors are doing well?

A: Technology and telecommunication are two more noteworthy sectors. Personal computer use, communications technology and internet use are revolutionizing business and consumer behavior - providing growth. The drive to become technologically proficient also is boosting productivity and helping economies grow faster, without triggering inflation. British

   Telecom (UK), Sonera Group (Finland) and GFI Informatique (France) are some of the holdings that reflect our strategy here.

Q: Are companies still committed to building shareholder value?

A: Yes. We've seen a continuing shift in the corporate value system that focuses on shareholders and profitability. This new culture is underscored by a series of mergers and restructurings designed to increase global competitiveness. Many of the Fund's holdings illustrate this phenomenon. Siemens (Germany) closed a semiconductor plant in Scotland as part of a restructuring plan. Elf Aquitaine (France) is attractive for its oil business as well as its strong management and dedication to enhancing returns on its assets. Fund holding Hoechst (Germany) is divesting itself of its less profitable chemical business and focusing on health care. The company is teaming up with Rhone Poulenc (France) under the name of Aventis to form one of the largest and most undervalued pharmaceutical companies in Europe.

Q: What is your outlook?

A: On the whole, consumer confidence in Europe remains strong. We expect the weak corporate outlook to be temporary and think it will improve in the second half of 1999. Given the wholesale shift of assets into Japanese and U.S. stocks in recent months, European markets appear to be out-of-favor at the moment, making them a good value. Coordinated interest rates cuts, a weaker euro and more structural reforms aimed at tax and labor reform are key ingredients of a broad recovery.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/99


     Shares                                                                     Value
               PREFERRED STOCKS - 1.9%
     42,000    Henkel KGaA                                             $    3,322,908
     16,000    SAP AG                                                       5,999,782
                                                                       --------------
               TOTAL PREFERRED STOCKS
               (Cost $8,985,347)                                       $    9,322,690
                                                                       --------------

               COMMON STOCKS - 98.0%
               Basic Materials - 3.3%
               Chemicals - 0.9%
    100,000    BASF AG                                                 $    4,378,362
                                                                       --------------
               Chemicals (Diversified) - 1.5%
    155,750    Hoechst AG                                              $    7,378,663
                                                                       --------------
               Containers & Packaging (Paper) - 0.9%
     15,200    Schmalbach Lubeca AG                                    $    2,092,065
      5,350    Viag AG                                                      2,718,229
                                                                       --------------
                                                                       $    4,810,294
                                                                       --------------
               Total Basic Materials                                   $   16,567,319
                                                                       --------------

               Capital Goods - 12.6%
               Aerospace/Defense - 1.1%
    746,600    British Aerospace Plc                                   $    5,573,027
                                                                       --------------
               Engineering & Construction - 4.1%
  1,450,000    Ashtead Group Plc                                       $    5,306,366
     95,500    IHC Caland NV                                                4,327,607
     30,000    Suez Lyonnaise des Eaux                                      5,101,928
     22,500    Technip                                                      2,711,785
     29,000    VA Technologies AG                                           2,756,942
                                                                       --------------
                                                                       $   20,204,628
                                                                       --------------

               Machinery (Diversified) - 3.3%
  1,058,000    Invensys Plc                                            $    5,446,073
     92,801    Sidel SA (Bearer Shares)                                    11,174,927
                                                                       --------------
                                                                       $   16,621,000
                                                                       --------------
               Manufacturing (Diversified) - 2.4%
    203,000    Bodycote International Plc                              $    3,151,165
     65,000    Mannesmann AG                                                8,554,971
                                                                       --------------
                                                                       $   11,706,136
                                                                       --------------
               Office Equipment & Supplies - 0.7%
    176,850    Koninklijke Ahrend NV                                   $    3,437,242
                                                                       --------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



     Shares                                                                     Value
               Trucks & Parts - 1.0%
     60,000    Valeo                                                   $    5,070,239
                                                                       --------------
               Total Capital Goods                                     $   62,612,272
                                                                       --------------

               Communication Services - 9.5%
               Cellular/Wireless Telecommunications - 3.6%
    200,000    Sonera Group Plc*                                       $    3,961,124
     20,500    Telecel-Comunicacaoes Pessoais, SA                           2,739,249
    270,000    Telecom Italia Mobile SpA                                    1,608,533
    850,000    Telecom Italia Mobile SpA Di Risp                            2,846,200
    360,000    Vodafone Group Plc                                           6,673,787
                                                                       --------------
                                                                       $   17,828,893
                                                                       --------------
               Telephone - 5.9%
    500,000    British Telecom Plc                                     $    8,396,886
     90,000    Portugal Telecom SA (A.D.R.)                                 3,796,875
      8,700    Swisscom AG*                                                 3,193,079
    296,666    Telecom Italia SpA                                           3,155,618
    920,000    Telecom Italia SpA Di Risp                                   4,946,440
    125,715    Telefonica SA                                                5,889,357
                                                                       --------------
                                                                       $   29,378,255
                                                                       --------------
               Total Communication Services                            $   47,207,148
                                                                       --------------

               Consumer Cyclicals - 15.2%
               Automobiles - 1.0%
     53,300    DaimlerChrysler AG (NY Shares)*                         $    5,261,307
                                                                       --------------
               Consumer (Jewelry, Novelties & Gifts) - 1.6%
    568,000    Safilo SpA                                              $    2,825,898
     53,000    TAG Heuer International SA (Registered)                      5,305,905
                                                                       --------------
                                                                       $    8,131,803
                                                                       --------------
               Distributors (Durables) - 1.2%
    328,000    Buhrmann NV                                             $    6,011,190
                                                                       --------------
               Household Furnishings & Appliances - 0.4%
      4,687    Forbo Holding AG                                        $    1,950,613
                                                                       --------------
               Publishing - 0.7%
    250,000    Reuters Group Plc                                       $    3,394,144
                                                                       --------------
               Retail (Department Stores) - 0.8%
     53,280    Metro AG                                                $    3,849,528
                                                                       --------------

The accompanying notes are an integral part of these financial statements.    11

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)


     Shares                                                                     Value
               Retail (Specialty) - 1.1%
     16,700    Selecta Group                                           $    5,527,264
                                                                       --------------
               Services (Commercial & Consumer) - 6.6%
     80,000    Hagemeyer NV                                            $    2,704,127
    520,000    Hays Plc                                                     5,780,018
      1,206    Kuoni Reisen Holding AG (Series B) (Registered)              4,268,187
    442,011    Prosegur, CIA de Seguridad SA                                5,112,512
    280,000    Rentokil Initial Plc                                         1,631,422
    525,000    Select Appointments Holdings Plc                             6,688,554
     70,000    TNT Post Group NV                                            1,885,495
     20,000    Vivendi                                                      4,670,957
                                                                       --------------
                                                                       $   32,741,272
                                                                       --------------
               Textiles (Apparel) - 0.9%
      3,268    Hugo Boss AG                                            $    4,377,120
                                                                       --------------
               Textiles (Home Furnishings) - 0.9%
    243,000    Industrie Natuzzi SpA (A.D.R.)                          $    4,647,375
                                                                       --------------
               Total Consumer Cyclicals                                $   75,891,616
                                                                       --------------

               Consumer Staples - 9.7%
               Broadcasting (Television/Radio/Cable) - 0.8%
     75,200    United Pan-Europe Communications NV*                    $    3,888,282
                                                                       --------------
               Distributors (Food & Health) - 0.8%
     85,000    Gehe AG                                                 $    3,905,668
                                                                       --------------
               Entertainment - 1.4%
    300,000    Pearson Plc                                             $    6,852,631
                                                                       --------------
               Foods - 3.0%
     24,000    Groupe Danone                                           $    6,413,852
    943,000    Unilever Plc                                                 8,389,567
                                                                       --------------
                                                                       $   14,803,419
                                                                       --------------
               Restaurants - 1.0%
    520,400    Compass Group Plc                                       $    5,298,937
                                                                       --------------
               Retail Stores (Food Chains) - 1.7%
      7,000    Carrefour Supermarche SA                                $    5,545,574
     32,000    Delhaize-Le Lion, SA                                         2,798,772
                                                                       --------------
                                                                       $    8,344,346
                                                                       --------------
               Services (Employment) - 1.0%
     10,629    Adecco SA                                               $    5,322,915
                                                                       --------------
               Total Consumer Staples                                  $   48,416,198
                                                                       --------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



     Shares                                                                     Value
               Energy - 4.7%
               Oil (International Integrated) - 3.4%
     47,000    Elf Aquitaine SA                                        $    7,297,975
    950,300    Fortum OYJ                                                   5,069,198
    600,000    Shell Transport & Trading Co.                                4,507,294
                                                                       --------------
                                                                       $   16,874,467
                                                                       --------------
               Oil & Gas (Refining & Marketing) - 1.3%
    625,000    ENI SpA                                                 $    4,112,967
    150,000    Repsol SA                                                    2,440,052
                                                                       --------------
                                                                       $    6,553,019
                                                                       --------------
               Total Energy                                            $   23,427,486
                                                                       --------------
               Financial - 22.3%
               Banks (Major Regional) - 9.5%
    895,000    Banca Fideuram SpA                                      $    5,076,735
     80,000    Banca Popolare di Brescia                                    2,750,604
    579,900    Banca Popolare di Milano                                     4,931,013
    197,880    Banco Santander Central Hispano SA                           4,297,463
     45,000    Banque Paribas                                               4,781,869
     50,000    Credit Commercial de France                                  5,281,499
     57,520    Deutsche Pfandbriefbank AG                                   4,799,910
      2,500    Julius Baer Holding AG                                       8,135,077
    115,000    Svenska Handelbanken                                         4,307,218
     40,000    Unidanmark A/S                                               2,746,191
                                                                       --------------
                                                                       $   47,107,579
                                                                       --------------
               Banks (Money Center) - 3.1%
    200,000    Lloyds TSB Group Plc                                    $    3,218,806
    288,100    Royal Bank of Scotland Group                                 6,760,300
     16,000    UBS AG                                                       5,431,905
                                                                       --------------
                                                                       $   15,411,011
                                                                       --------------
               Banks (Regional) - 0.7%
    250,000    Halifax Plc                                             $    3,522,832
                                                                       --------------
               Financial (Diversified) - 0.9%
     70,000    Internationale Nederlanden Groep NV                     $    4,310,759
                                                                       --------------
               Insurance (Life/Health) - 1.7%
    815,000    Mediolanum SpA                                          $    5,380,527
    200,000    Prudential Corp. Plc                                         2,852,046
                                                                       --------------
                                                                       $    8,232,573
                                                                       --------------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)


     Shares                                                                     Value
               Insurance (Multi-Line) - 5.2%
     11,000    Allianz AG                                              $    3,503,218
     45,000    Axa SA                                                       5,808,592
     53,000    Axa Colonia Konzern AG                                       5,038,550
    700,000    Royal & Sun Alliance Group Plc                               6,035,463
      9,000    Zurich Allied AG                                             5,798,270
                                                                       --------------
                                                                       $   26,184,093
                                                                       --------------
               Investment Management - 1.2%
    572,000    Amvescap Plc                                            $    6,091,185
                                                                       --------------
               Total Financial                                         $  110,860,032
                                                                       --------------

               Healthcare - 8.4%
               Biotechnology - 0.4%
     25,237    Qiagen NV*                                              $    1,847,388
                                                                       --------------
               Healthcare (Drugs/Major Pharmaceuticals) - 6.3%
    173,886    Fabrica Espanola de Productos Quimicos y
               Farmaceutical, SA                                       $    2,257,375
    250,000    Glaxo Wellcome Plc                                           7,391,512
      3,200    Novartis AG                                                  4,683,183
        600    Roche Holdings AG                                            7,054,660
    540,000    Smithkline Beecham Plc                                       7,104,808
     61,000    UCB SA                                                       2,835,108
                                                                       --------------
                                                                       $   31,326,646
                                                                       --------------
               Healthcare (Medical Products/Supplies) - 1.7%
  1,155,200    Biora AB *                                              $    7,119,877
    130,000    Biora AB (A.D.R.) *                                          1,633,125
                                                                       --------------
                                                                       $    8,753,002
                                                                       --------------
               Total Healthcare                                        $   41,927,036
                                                                       --------------

               Technology - 7.4%
               Communications Equipment - 2.3%
    113,000    Nokia AB                                                $    8,713,416
    110,000    Telefonaktiebolaget LMEricsson (Series B)                    2,887,875
                                                                       --------------
                                                                       $   11,601,291
                                                                       --------------
               Computers (Software & Services) - 2.1%
    144,091    Dassault Systemes SA                                    $    5,301,240
     20,000    GFI Informatique*                                            2,554,133
     60,000    Tieto Corp. (B Shares)                                       2,414,701
                                                                       --------------
                                                                       $   10,270,074
                                                                       --------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund



     Shares                                                                     Value
               Electronics (Component Distributors) - 0.7%
     45,000    Siemens AG                                              $    3,327,344
                                                                       --------------
               Electronics (Semiconductors) - 0.6%
     30,000    STMicroelectronics NV*                                  $    3,124,535
                                                                       --------------
               Services (Computer Systems) - 1.1%
    135,000    Getronics NV                                            $    5,540,028
                                                                       --------------
               Services (Data Processing) - 0.6%
    310,500    Merkantildata ASA                                       $    3,100,826
                                                                       --------------
               Total Technology                                        $   36,964,098
                                                                       --------------
               Transportation - 0.8%
               Railways - 0.8%
  1,167,740    Stagecoach Holdings Plc                                 $    4,019,830
                                                                       --------------
               Total Transportation                                    $    4,019,830
                                                                       --------------
               Utilities - 4.1%
               Electric Companies - 2.6%
    210,000    Endesa SA                                               $    4,667,155
    650,000    Scottish Power Plc                                           5,384,785
    200,000    Union Electrica Fenosa SA                                    2,659,763
                                                                       --------------
                                                                       $   12,711,703
                                                                       --------------
               Water Utilities - 1.5%
     63,000    Aguas De Barcelona                                      $    3,560,258
      1,050    Aguas De Barcelona (New Shares)*                                58,971
    350,000    United Utilities Plc                                         3,946,697
                                                                       --------------
                                                                       $    7,565,926
                                                                       --------------
               Total Utilities                                         $   20,277,629
                                                                       --------------
               TOTAL COMMON STOCKS
               (Cost $434,745,613)                                     $  488,170,664
                                                                       --------------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/99                                      (continued)


     Shares                                                                     Value
               RIGHTS & WARRANTS - 0.1%
     60,000    Banca Popolare di Bergamo, 3/31/04*                     $       54,505
    229,000    Fabrica Espanola de Productos Quimicos y
               Farmaceutical, SA, 5/14/99*                                    295,109
    125,715    Telefonica SA, 5/20/99*                                        116,858
                                                                       --------------
               TOTAL RIGHTS & WARRANTS
               (Cost $302,991)                                         $      466,472
                                                                       --------------

               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $444,033,951)(a)(b)                               $  497,959,826
                                                                       ==============

*     Non-income producing security.
+ Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                                                   26.8%
      France                                                           16.1
      Germany                                                          13.8
      Switzerland                                                      10.3
      Italy                                                             8.5
      Netherlands                                                       6.8
      Spain                                                             6.3
      Finland                                                           4.0
      Sweden                                                            3.2
      Portugal                                                          1.3
      Belgium                                                           1.1
      Norway                                                            0.6
      Austria                                                           0.6
      Denmark                                                           0.6
                                                                      -----
                                                                      100.0%
                                                                      ======

(b) At April 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $444,033,951 was as follows:

      Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                    $ 85,582,337
      Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                     (31,656,462)
                                                                       ------------
      Net unrealized gain                                              $ 53,925,875
                                                                       ============



Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1999, aggregated $174,501,910 and $178,550,467, respectively.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

BALANCE SHEET 4/30/99


ASSETS:
   Investment in securities, at value (cost $444,033,951)             $497,959,826
   Cash                                                                     38,903
   Foreign currencies, at value                                            541,948
   Receivables -
      Investment securities sold                                        12,223,825
      Fund shares sold                                                   1,774,128
      Dividends, interest and foreign taxes withheld                     1,790,932
   Other                                                                     3,509
                                                                      -------------
         Total assets                                                 $514,333,071
                                                                      -------------

LIABILITIES:
   Payables -
      Investment securities purchased                                 $  8,793,992
      Fund shares repurchased                                            4,598,270
      Forward foreign currency settlement hedge contracts - net              5,621
   Due to affiliates                                                       632,057
   Accrued expenses                                                         88,434
   Line of credit                                                        7,100,000
                                                                      -------------
         Total liabilities                                            $ 21,218,374
                                                                      -------------

NET ASSETS:
   Paid-in capital                                                    $434,480,410
   Accumulated net investment loss                                      (1,295,073)
   Accumulated undistributed net realized gain on
      investments and foreign currency transactions                      6,024,955
   Net unrealized gain on investments                                   53,925,875
   Net unrealized loss on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies             (21,470)
                                                                      -------------
         Total net assets                                             $493,114,697
                                                                      =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $295,945,387/9,646,498 shares)                   $      30.68
                                                                      =============
   Class B (based on $144,568,189/4,897,877 shares)                   $      29.52
                                                                      =============
   Class C (based on $44,645,245/1,519,169 shares)                    $      29.39
                                                                      =============
   Class Y (based on $7,955,876/257,952 shares)                       $      30.84
                                                                      =============
MAXIMUM OFFERING PRICE:
   Class A                                                            $      32.55
                                                                      =============



The accompanying notes are an integral part of these financial statements.    17

Pioneer Europe Fund

STATEMENT OF OPERATIONS
For the Six Months Ended 4/30/99


INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld
     of $424,165)                                      $   3,034,825
   Interest                                                  459,065
                                                       -------------
         Total investment income                                        $   3,493,890
                                                                        -------------
EXPENSES:
   Management fees                                     $   2,324,599
   Transfer agent fees
      Class A                                                364,869
      Class B                                                222,200
      Class C                                                 53,759
      Class Y                                                    191
   Distribution fees
      Class A                                                407,275
      Class B                                                748,243
      Class C                                                221,119
   Administrative fees                                        44,908
   Custodian fees                                            174,727
   Registration fees                                         169,020
   Professional fees                                          42,171
   Printing                                                   16,099
   Fees and expenses of nonaffiliated trustees                16,062
   Miscellaneous                                              22,827
                                                       -------------
         Total expenses                                                 $   4,828,069
         Less fees paid indirectly                                            (38,899)
                                                                        -------------
         Net expenses                                                   $   4,789,170
                                                                        -------------
            Net investment loss                                         $  (1,295,280)
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                      $   6,711,056
      Forward foreign currency contracts and
        other assets and liabilities denominated
        in foreign currencies                                (20,960)   $   6,690,096
                                                       -------------    -------------
   Change in net unrealized gain from:
      Investments                                      $  21,943,182
      Forward foreign currency contracts and
        other assets and liabilities denominated
        in foreign currencies                                (52,312)   $  21,890,870
                                                       -------------    -------------
      Net gain on investments and foreign currency
        transactions                                                    $  28,580,966
                                                                        -------------
      Net increase in net assets resulting from operations              $  27,285,686
                                                                        =============


18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/99 and the Year Ended 10/31/98


                                                         Six Months
                                                            Ended        Year Ended
                                                          4/30/99         10/31/98
FROM OPERATIONS:
Net investment income (loss)                           $  (1,295,280)  $   1,050,444
Net realized gain on investments
  and foreign currency transactions                        6,690,096      12,154,351
Change in net unrealized gain on investments
  and foreign currency transactions                       21,890,870     (16,481,673)
                                                       -------------   -------------
   Net increase (decrease) in net assets resulting
     from operations                                   $  27,285,686   $  (3,276,878)
                                                       -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.09 and $0.00 per share, respectively)   $  (1,013,258)  $           -
   Class Y ($0.04 and $0.00 per share, respectively)          (9,758)              -
Net realized gain:
   Class A ($0.73 and $1.55 per share, respectively)      (7,894,261)     (8,775,752)
   Class B ($0.73 and $1.55 per share, respectively)      (3,614,648)     (2,579,252)
   Class C ($0.73 and $1.55 per share, respectively)      (1,071,144)       (378,222)
   Class Y ($0.73 and $0.00 per share, respectively)        (191,688)              -
                                                       -------------   -------------
      Total distributions to shareholders              $ (13,794,757)  $ (11,733,226)
                                                       -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 440,792,895   $ 643,617,168
Reinvestment of distributions                             10,819,145      10,774,515
Cost of shares repurchased                              (469,830,739)  (342,543,555)
                                                       -------------   -------------
   Net increase (decrease) in net assets resulting
     from fund share transactions                      $ (18,218,699)  $ 311,848,128
                                                       -------------   -------------
   Net increase (decrease) in net assets               $  (4,727,770)  $ 296,838,024
NET ASSETS:
Beginning of period                                      497,842,467     201,004,443
                                                       -------------   -------------
End of period (including accumulated undistributed net
  investment income (loss) of $(1,295,073) and
  $1,023,223, respectively)                            $ 493,114,697   $ 497,842,467
                                                       =============   =============


The accompanying notes are an integral part of these financial statements.    19

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)


CLASS A                       '99 Shares      '99 Amount  '98 Shares    '98 Amount
Shares sold                   10,416,616   $318,264,107    13,160,674  $422,013,822
Reinvestment of distributions    224,353      6,892,132       308,498     8,233,806
Less shares repurchased      (11,551,337)  (353,659,332)   (8,428,265) (264,240,423)
                             -----------   ------------    ----------  ------------
   Net increase (decrease)      (910,368)  $(28,503,093)    5,040,907  $166,007,205
                             ===========   ============    ==========  ============

CLASS B
Shares sold                    1,483,707   $ 43,954,683     4,459,295  $140,928,732
Reinvestment of distributions    102,589      3,040,747        87,112     2,257,941
Less shares repurchased       (1,396,017)   (40,839,364)   (1,419,146)  (42,296,605)
                             -----------   ------------    ----------  ------------
   Net increase                  190,279   $  6,156,066     3,127,261  $100,890,068
                             ===========   ============    ==========  ============
CLASS C
Shares sold                    2,659,883   $ 78,035,245     2,318,898  $ 72,082,438
Reinvestment of distributions     23,198        684,820        10,969       282,768
Less shares repurchased       (2,533,432)   (74,575,887)   (1,194,746)  (35,901,342)
                             -----------   ------------    ----------  ------------
   Net increase                  149,649   $  4,144,178     1,135,121  $ 36,463,864
                             ===========   ============    ==========  ============
CLASS Y*
Shares sold                       17,444   $    538,860       262,130  $  8,592,176
Reinvestment of distributions      6,534        201,446             -             -
Less shares repurchased          (24,811)      (756,156)       (3,345)     (105,185)
                             -----------   ------------    ----------  ------------
   Net increase (decrease)          (833)  $    (15,850)      258,785  $  8,486,991
                             ===========   ============    ==========  ============






* Class Y shares were first publicly offered on July 2, 1998.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/99

                                                  Six Months     Year Ended   Year Ended     Year Ended     Year Ended    Year Ended
                                                 Ended 4/30/99    10/31/98     10/31/97       10/31/96      10/31/95(a)   10/31/94
CLASS A
Net asset value, beginning of period               $  29.87      $  27.60     $  23.25       $ 21.19        $ 19.91      $ 17.73
                                                   --------      --------     --------       -------        -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $  (0.04)     $   0.10     $   0.04       $  0.11        $  0.12      $  0.10
   Net realized and unrealized gain on investments
      and foreign currency transactions                1.67          3.72         6.11          3.38           2.57         2.65
                                                   --------      --------     --------       -------        -------      -------
         Net increase from investment operations   $   1.63      $   3.82     $   6.15       $  3.49        $  2.69      $  2.75
Distributions to shareholders:
   Net investment income                              (0.09)         -           (0.22)         -             (0.01)       (0.31)
   Net realized gain                                  (0.73)        (1.55)       (1.58)        (1.43)         (1.40)       (0.26)
                                                   --------      --------     --------       -------        -------      -------
Net increase in net asset value                    $   0.81      $   2.27     $   4.35       $  2.06        $  1.28      $  2.18
                                                   --------      --------     --------       -------        -------      -------
Net asset value, end of period                     $  30.68      $  29.87     $  27.60       $ 23.25        $ 21.19      $ 19.91
                                                   ========      ========     ========       =======        =======      =======
Total return*                                          5.47%        14.51%       28.30%        17.80%         15.12%       15.97%
Ratio of net expenses to average net assets            1.54%**+      1.54%+       1.78%+        1.94%+         1.76%+       1.86%
Ratio of net investment income (loss) to
   average net assets                                 (0.23)%**+     0.47%+       0.19%+        0.57%+         0.59%+       0.28%
Portfolio turnover rate                                  69%**         39%          32%           56%            62%         100%
Net assets, end of period (in thousands)           $295,945      $315,309     $152,267       $99,915        $78,505      $67,375
Ratios assuming no waiver of management fees
   and assumption of expenses by PIM
   and no reduction for fees paid indirectly:
      Net expenses                                     1.54%**       1.54%        1.78%         2.00%          2.10%        2.48%
      Net investment income (loss)                    (0.23)%**      0.47%        0.19%         0.51%          0.25%       (0.34)%
Ratios assuming waiver of management fees by PIM
   and reduction for fees paid
   indirectly:
      Net expenses                                     1.52%**       1.49%        1.77%         1.93%          1.75%           -
      Net investment income (loss)                    (0.21)%**      0.52%        0.20%         0.58%          0.60%           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/99

                                                  Six Months    Year Ended    Year Ended    Year Ended     Year Ended   4/4/94 to
                                                 Ended 4/30/99  10/31/98(a)    10/31/97      10/31/96      10/31/95(a)   10/31/94
CLASS B
Net asset value, beginning of period               $  28.79      $  26.88      $ 22.74       $ 20.92         $19.80       $17.96
                                                   --------      --------     --------       -------         ------       ------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $  (0.15)     $  (0.09)     $ (0.10)      $ (0.04)        $(0.02)      $ 0.01
   Net realized and unrealized gain on investments
      and foreign currency transactions                1.61          3.55         5.93          3.29           2.56         1.88
                                                   --------      --------     --------       -------         ------       ------
         Net increase from investment operations   $   1.46      $   3.46      $  5.83       $  3.25         $ 2.54       $ 1.89
Distributions to shareholders:
   Net investment income                                  -             -        (0.11)            -          (0.02)       (0.05)
   Net realized gain                                  (0.73)        (1.55)       (1.58)        (1.43)         (1.40)           -
                                                   --------      --------     --------       -------         ------       ------
Net increase in net asset value                    $   0.73      $   1.91      $  4.14       $  1.82         $ 1.12       $ 1.84
                                                   --------      --------     --------       -------         ------       ------
Net asset value, end of period                     $  29.52      $  28.79      $ 26.88       $ 22.74         $20.92       $19.80
                                                   ========      ========     ========       =======         ======       ======
Total return*                                          5.06%        13.50%       27.35%        16.82%         14.43%       10.55%
Ratio of net expenses to average net assets            2.37%**+      2.35%+       2.57%+        2.76% +        2.49%+       2.47%**
Ratio of net investment loss to average net assets    (1.02)%**+    (0.34)%+     (0.55)%+      (0.23)%+       (0.13)%+     (0.75)%**
Portfolio turnover rate                                  69%**         39%          32%           56%            62%         100%
Net assets, end of period (in thousands)           $144,568      $135,535      $42,472       $20,228         $8,826       $3,037
Ratios assuming no waiver of management fees
   by PIM and no reduction for fees
   paid indirectly:
      Net expenses                                     2.37%**       2.35%        2.57%         2.80%          2.85%        2.95%**
      Net investment loss                             (1.02)%**     (0.34)%      (0.55)%       (0.27)%        (0.49)%      (1.23)%**
Ratios assuming waiver of management fees
   by PIM and reduction for fees paid
   indirectly:
      Net expenses                                     2.35%**       2.31%        2.55%         2.74%          2.46%           -
      Net investment loss                             (1.00)%**     (0.30)%      (0.53)%       (0.21)%        (0.10)%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


22    The accompanying notes are an integral part of these financial statements.

Pioneer Europe

FINANCIAL HIGHLIGHTS 4/30/99

                                        Six Months       Year Ended   Year Ended  1/31/96 to
                                       Ended 4/30/99     10/31/98(a)  10/31/97(a)  10/31/96
CLASS C
Net asset value, beginning of period        $ 28.67        $ 26.73      $22.69      $19.92
                                            -------        -------      ------      ------
Increase (decrease) from investment
      operations:
   Net investment loss                      $ (0.13)       $ (0.04)     $(0.12)     $    -
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                             1.58           3.53        5.94        2.77
                                            -------        -------      ------      ------
         Net increase from investment
            operations                      $  1.45        $  3.49      $ 5.82      $ 2.77
Distributions to shareholders:
   Net investment income                          -              -       (0.20)          -
   Net realized gain                          (0.73)         (1.55)      (1.58)          -
                                            -------        -------      ------      ------
Net increase in net asset value             $  0.72        $  1.94      $ 4.04      $ 2.77
                                            -------        -------      ------      ------
Net asset value, end of period              $ 29.39        $ 28.67      $26.73      $22.69
                                            =======        =======      ======      ======
Total return*                                  5.05%         13.70%      27.47%      13.91%
Ratio of net expenses to average
   net assets                                  2.31%**+       2.28%+      2.49%+      2.74%**+
Ratio of net investment loss to average
   net assets                                 (0.94)%**+     (0.20)%+    (0.52)%+     0.00%**+
Portfolio turnover rate                          69%**          39%         32%         56%
Net assets, end of period (in thousands)    $44,645        $39,261      $6,266      $1,175
Ratios assuming no waiver of
   management fees by PIM and
   no reduction for fees paid indirectly:
      Net expenses                             2.31%**        2.28%       2.49%       2.75%**
      Net investment loss                     (0.94)%**      (0.20)%     (0.52)%     (0.01)%**
Ratios assuming waiver of
   management fees by PIM and
   reduction for fees paid indirectly:
      Net expenses                             2.29%**        2.22%       2.46%       2.71%**
      Net investment income (loss)            (0.92)%**      (0.14)%     (0.49)%      0.03%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Europe

FINANCIAL HIGHLIGHTS 4/30/99

                                                        Six Months     7/2/98 to
                                                       Ended 4/30/99    10/31/98
CLASS Y
Net asset value, beginning of period                       $29.90        $34.63
                                                           ------        ------
Increase (decrease) from investment operations:
   Net investment income                                   $ 0.11        $ 0.07
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                      1.60         (4.80)
                                                           ------        ------
      Net increase (decrease) from investment operations   $ 1.71        $(4.73)
Distributions to shareholders:
   Net investment income                                    (0.04)            -
                                                           ------        ------
   Net realized gain                                        (0.73)            -
                                                           ------        ------
Net increase (decrease) in net asset value                 $ 0.94        $(4.73)
                                                           ======        ======
Net asset value, end of period                             $30.84        $29.90
Total return*                                                5.71%       (13.66)%
Ratio of net expenses to average net assets                  1.07%**+      1.12%**+
Ratio of net investment income to average net assets         0.27%**+      0.95%**+
Portfolio turnover rate                                        69%**         39%
Net assets, end of period (in thousands)                   $7,956        $7,738
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                              1.07%**       1.11%**
   Net investment income                                     0.27%**       0.96%**





* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

24    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/99


1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)

   the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a

Pioneer Europe Fund


   future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of April 30, 1999, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $2,445,143 and $2,450,764, respectively, resulting in a net payable of $5,621.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)

   Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $115,746 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1999.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1999, $395,264 was payable to PIM related to management fees, administrative, and certain other services.

Pioneer Europe Fund


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $19,187 in transfer agent fees payable to PSC at April 30, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $217,606 distribution fees payable to PFD at April 30, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1999, CDSCs in the amount of $366,437 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/99                                (continued)

April 30, 1999, the Fund's expenses were reduced by $38,899 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended April 30, 1999 was $722,707. The average daily shares outstanding during the period were 17,625,893 resulting in an average borrowing per share of $0.04. The related weighted average annualized interest rate for the period was 5.3%, and the total interest expense on such borrowings was $19,079.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1999:

--------------------------------------------------------------------------------
                                                    Dividend
Affiliates                 Purchases      Sales       Income         Value
-------------------------------------------------------------------------------
Biora AB                       -            -            -        $8,753,002
--------------------------------------------------------------------------------

Pioneer Europe Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund (the Fund) as of April 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 4, 1999

Pioneer Europe Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Patrick M. Smith, Vice President
John A. Boynton, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $40,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.




               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

RETIREMENT PLANS FROM PIONEER                                        (continued)

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.






               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(TM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFTmoves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

  Growth Funds                          Income Funds
  Global/International                  Taxable
  Pioneer Emerging Markets Fund         Pioneer America Income Trust
  Pioneer Europe Fund                   Pioneer Bond Fund
  Pioneer Gold Shares                   Pioneer Short-Term Income Trust
  Pioneer International Growth Fund     Pioneer Strategic Income Fund
  Pioneer World Equity Fund
                                        Tax-Exempt
  United States                         Pioneer Tax-Free Income Fund
  Pioneer Capital Growth Fund
  Pioneer Growth Shares                 Money Market Fund
  Pioneer Micro-Cap Fund                Pioneer Cash Reserves Fund
  Pioneer Mid-Cap Fund
  Pioneer Small Company Fund

  Growth and Income Funds
  Pioneer Fund
  Pioneer II
  Pioneer Balanced Fund
  Pioneer Equity-Income Fund
  Pioneer Real Estate Shares

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                           1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[logo]PIONEER

Pioneer Investment Management, Inc.
60 State Street                                 0699-6557
Boston, Massachusetts 02109                 (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                  (recycle) Printed on Recycled Paper